SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 26, 2004

(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Venture, 3rd Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit

99.1	Press release dated January 26, 2004.

Item 9.	Required FD Disclosure

On January 26, 2004, Commercial Capital Bancorp, Inc. (the “Company”) announced by press release that the Company’s Board of Directors have authorized a four-for-three stock split, a copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon

Stephen H. Gordon Chairman of the Board and Chief Executive Officer

Date: January 26, 2004.